EXHIBIT 10.3

                                ESCROW AGREEMENT

This ESCROW AGREEMENT, (the "Escrow Agreement") dated May 31, 2000 by and among WhOOdoo.com, Inc., a Delaware corporation, ("Seller"), K2 Ventures, Inc., a Bermuda corporation, ("Purchaser"), Paulo Mylla ("Mylla"), Brian Leith ("Leith"), Kevin Casey, Sharon Snew, Stephanie Pera, and Earnest Sittenfeld (collectively referred to as "Other Shareholders"), and Michael Harris, P.A. (the "Escrow Agent").

         WHEREAS, Mylla has agreed to purchase some of the assets of Seller (the "Assets"), as more specifically described in Schedule A attached hereto, for $1.00, and has agreed to guarantee receivables of the Seller, as more specifically described in Schedule D attached hereto.

         WHEREAS, Leith has agreed to release Seller, Mylla, and certain other parties to this Escrow Agreement from any liability or claim that Leith may have against such parties for past or future actions and to seek dismissal of any actions currently pending and involving any parties to this Escrow Agreement in exchange for all rights to Seller's property known as "Post Offer," as is, without supporting hardware.

         WHEREAS, Purchaser has agreed to purchase 11,235,700 shares of common stock in Seller and assume the liabilities of Seller enumerated in Schedule B attached hereto, as represented and warranted as a complete list of all existing liabilities of Seller.

         WHEREAS, the Escrow Agent desires to serve as the agent for the escrow required by the Escrow Agreement.

         WHEREAS, the parties desire to enter into this Escrow Agreement evidencing the arrangements concerning the Deposit (as defined below) and the rights and obligations of the parties with respect thereto.

         For and in consideration of the promises contained in this Escrow Agreement the receipt and sufficiency of which are hereby acknowledged, and the mutual agreements set forth herein, the parties hereby agree as follows:

Section 1. Deposit.

The parties have caused (or shall cause) to be delivered to the Escrow Agent the following (collectively referred to as the "Deposit"):

         (i)      executed resignations of all officers and directors of Seller;

         (ii) executed unanimous consents to the action of which this Escrow Agreement is a part by the Board of Directors of Seller;

         (iii) executed shareholder consent by Mylla to the sale of the Assets as described herein;

         (iv) Mylla, Leith, and Other Shareholders have delivered to Escrow Agent certificates representing a total of 10,545,000 shares of common stock of Seller with medallion guaranteed endorsements and all requisite stock powers, necessary to effectuate the transfer of the said stock pursuant to this Escrow Agreement;

         (v) Leith shall cause a certificate representing 920,000 shares of common stock of Seller issued to Latitude 32, Inc., a Bermuda corporation, to be delivered to Escrow Agent with medallion guaranteed endorsements and all requisite stock powers, necessary to effectuate the transfer of the said stock pursuant to this Escrow Agreement;

         (vi) Leith has delivered to Escrow Agent an Agreement dated May 11th which releases all defendants from his pending litigation and releasing Seller, Purchaser, and Mylla from any existing and potential actions relating to the parties association with Seller;

Section 2. Sale of Assets - Sale of Common Stock.

         At such time as the condition specified in Section 4a. shall occur on or before 6:00 p.m. Miami time on July 30, 2000, the following actions shall simultaneously occur:

a.       Mylla shall purchase the Assets by tendering to the Seller $1.00;

b. Mylla, Leith and the Other Shareholders shall return common stock to the Seller for no consideration in the amounts reflected on Schedule C;

c.       The Purchaser shall pay the liabilities specified on Schedule B;

d. Mylla, Leith and the Other Shareholders each represents and warrants to his or her knowledge that the Seller has no liabilities except as reflected on Schedule B.

e. Mylla shall cause BGS (Southwest), Inc. to cancel all agreements with the Seller and release all liabilities of the Seller to it; [issue of lease] and

f. Mylla shall pay to the Seller any of the accounts receivable of the Seller reflected on Schedule D which remain unpaid as of July 31, 2000.

Section 3. Duties of Escrow Agent.

a. The Escrow Agent acknowledges the receipt of the Deposit and shall hold said Deposit in accordance with the terms and conditions of this Escrow Agreement. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity, or genuineness of documents or securities deposited hereunder, or of any endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority, or rights of the persons executing or delivering or purporting to execute or deliver any such document, security, or endorsement.

b. Escrow Agent shall promptly forward the certificates of Mylla, Leith, and Other Shareholders to the Seller's transfer agent for re-issuance in the amounts and to the entities listed in Schedule C attached hereto and then hold the certificates in escrow after receipt from the transfer agent.

Section 4. Delivery of Deposit.

The Escrow Agent shall hold the Deposit pursuant to the terms and conditions of this Escrow Agreement until such time as all the following events have occurred:

a. At such time as an information statement as to the sale of the Assets has been filed with and cleared comments of the Securities and Exchange Commission and the documents referred to in Section 1(v) hereof have been received by the Escrow Agent prior to July 30, 2000 at 6:00 p.m. Miami time.

b.       July 30, 2000 at 6:00 p.m. Miami time.

c. Notwithstanding anything contained in this Section 3 to the contrary, upon receipt of written notice that a disagreement within the meaning of Section 8 below exists, the provisions of Section 8 shall control.

Upon the occurrence of the condition in Section 4a., the Escrow Agent shall deliver the Seller's stock certificates as reflected on Schedule C and the remaining items in Section 1 to the Purchaser. Upon the occurrence of the condition specified in Section 4b. without the prior receipt of the documents specified in Section 1(v), the Escrow Agent shall deliver the Seller's stock certificates as reflected on

Schedule C, the items in Section 1(i), (ii), and (iii) to Mylla and the items in
Section 1(vi) to Leith.

Section 5. Delivery Upon Mutual Demand.

Upon demand, in writing, of all parties to this Escrow Agreement at any time, the Deposit shall be delivered by the Escrow Agent as the parties direct.

Section 6. Escrow Agent and Duty.

The Escrow Agent shall not be responsible for any act or omission on its part so long as the Escrow Agent acts in good faith. The Escrow Agent may rely upon any notice, certificate, affidavit, release letter or other paper or document which the Escrow Agent believes to be genuine and the Escrow Agent shall not be liable when the Escrow Agent relies on such genuineness in good faith.

Section 7. Disputes and Termination.

a. If at any time a dispute shall exist as to the duties of the Escrow Agent and the terms thereof, the Escrow Agent may pay the Deposit to the Clerk of the Court of Palm Beach County, State of Florida and may interplead the parties hereto. Upon so depositing such funds and filing its complaint in the interpleader, the Escrow Agent shall be completely discharged and released from all further liability or responsibility under the terms hereof.

b. Should this Agreement be terminated, Mylla shall receive an executed resignation of Eric Pinkney as an officer and director; and an executed unanimous consent re-appointing the officers and directors who submitted resignations referred to in Section 1(i) above.

Section 8. Resignation of Escrow Agent.

a. The Escrow Agent may resign at any time by giving written notice to the Seller and the Purchaser, transmitted by any of the following means:

         (i) facsimile transmission to the facsimile number given below, provided that personal telephonic confirmation of receipt is obtained by the sender from the recipient promptly after completion of transmission,

         (ii)     a nationally recognized overnight courier service, or

         (iii) the Express Mail service maintained by the United States Postal Service, and addressed as follows:

                  If to Seller, to:

                  WhOOdoo.com, Inc.
                  1660 Trade Center Way
                  Naples, Florida  34109
                  Tel. No. (941) 594-2700
                  Fax  No. (941) 594-2701

                  If to Purchaser, to:

                  K2 Ventures, Inc.
                  c/o Waterstreet Corp. Services Ltd.
                  LOM Building
                  27 Reid Street, Hamilton,
                  HM11 Bermuda
                  Tel. No. ______________
                  Fax. No. ______________

                  If to Paulo Mylla, to:

                  1660 Trade Center Way
                  Naples, Florida  34109
                  Tel. No. (941) 594-2700
                  Fax  No. (941) 594-2701

                  If to Brian Leith, to:

                  _______________________
                  _______________________
                  _________
                  Tel. No. ______________
                  Fax. No. ______________

                  If to Other Shareholders, to:

                  _______________________
                  _______________________
                  _________
                  Tel. No. ______________
                  Fax. No. ______________

                  _______________________
                  _______________________
                  _________
                  Tel. No. ______________
                  Fax. No. ______________


                  _______________________
                  _______________________
                  _________
                  Tel. No. ______________
                  Fax. No. ______________

                  _______________________
                  _______________________
                  _________
                  Tel. No. ______________
                  Fax. No. ______________

         Any party may change its address for the purpose of this Section 8. by giving the other parties written notice of its new address in the manner set forth above.

b. In the event of the resignation of the Escrow Agent, the successor escrow agent shall be chosen by the Seller and shall be a corporation having capital, surplus and undivided profits in excess of Two Million Dollars ($2,000,000) and duly qualified to serve as an escrow agent under the laws of the United States of America or Florida law. The Escrow Agent who has resigned shall, as soon as practicable, deliver to the successor escrow agent the Deposit and a current account of the affairs of the Deposit.

c. Any successor escrow agent shall have the rights, powers, title and discretion of the original escrow agent hereunder and shall be charged with all the duties and obligations of the original escrow agent hereunder.

Section 9. Disagreements Over Release of Deposit.

If there is any disagreement between the Purchaser and the Seller or among them and any other party to this Escrow Agreement, resulting in adverse claims and demands being made in connection with, or for, the Deposit, the Escrow Agent shall refuse to comply with the claims or demands as long as such disagreement shall continue, and in so refusing the Escrow Agent shall make no delivery or other disposition of Deposit and in so doing the Escrow Agent shall not be or become liable in any way to any person for its failure or refusal to comply with such conflicting or adverse demands; the Escrow Agent shall only deliver the Deposit as otherwise provided herein. The Escrow Agent shall be entitled to continue so to refrain from acting and so refuse to act in respect to the disputed portion of the Deposit until the Escrow Agent receives authorization as follows:

         (i)      authorization executed by the Sellers and the Purchaser; or

         (ii) a certified or file-stamped copy of a court order resolving the disagreement or directing a specific distribution of the Deposit.

Upon receipt of any such document, the Escrow Agent shall promptly act according to its terms, thereby being relieved from any duty, responsibility or liability arising from the adverse claims and demands or from the terms of this Escrow Agreement with respect to the Deposit, as applicable, covered by the terms of such document.

Section 10. Discharge of Escrow Agent.

The delivery of the Deposit, in accordance herewith, shall terminate this Escrow Agreement and wholly discharge the Escrow Agent from all responsibility hereunder.

Section 11. Other Agreements.

The Escrow Agent shall be deemed to have no notice of, and shall not be controlled, limited or bound by any of the provisions contained in any agreement, contract, or document among the Seller and the Purchaser and any other person, except as such provision is specifically contained herein.

Section 12. Headings.

The article, section and paragraph headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

Section 13. Construction.

a. The parties have participated jointly in the negotiation and drafting of this Escrow Agreement, and, in the event of an ambiguity or a question of intent or a need for interpretation arises, this Escrow Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Escrow Agreement.

b. Except as otherwise specifically provided in this Escrow Agreement (such as by "sole," "absolute discretion," "complete discretion", or words of similar import), if any provision of this Escrow Agreement requires or provides for the consent, waiver, or approval of a party, such consent, waiver, and/or approval shall not be unreasonably withheld.

c. Words of any gender used in this Escrow Agreement shall be held and construed to include any other gender; words in the singular shall be held to include the plural; and words in the plural shall be held to include the singular; unless and only to the extent the context indicates otherwise. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" means "including, without limitation."

Section 14. Severability.

If any provision of this Escrow Agreement is declared by any court or other governmental body to be null, void, or unenforceable, this Escrow Agreement shall be construed so that the provision at issue shall survive to the extent it is not so declared and that all of the other provisions of this Escrow Agreement shall remain in full force and effect.

Section 15. Entire Agreement.

This Escrow Agreement contains the entire understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to those transactions.

Section 16. Amendments; Waivers.

This Escrow Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be or construed as a further or continuing waiver of any condition or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement.

Section 17. Parties in Interest.

Nothing in this Escrow Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Person other than the parties to this Escrow Agreement and their respective successors and permitted assigns.

Section 18.  Acknowledgement.

It is understood and acknowledged by all parties to this Escrow Agreement, that the law firm of Michael Harris, P.A. has prepared this Escrow Agreement in connection with its representation of and in its capacity as counsel for the Seller, and no other party.

Section 19. Successors and Assigns.

No party hereto shall assign or delegate this Escrow Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto, and any attempted assignment or delegation without prior written consent shall be void and of no force or effect. This Escrow Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

Section 20. Governing Law; Jurisdiction.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida (without giving effect to the principles of conflicts of laws thereof). The parties hereto irrevocably agree and consent to the non-exclusive jurisdiction of the courts of the State of Florida and the federal courts of the United States, sitting in the Southern District of Florida for the adjudication of any matters arising under or in connection with this Escrow Agreement.

Section 21. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute the same instrument.

Section 22. Legal Opinion.

The Seller shall cause its counsel to promptly issue legal opinions relying upon legal opinions submitted by Mylla, Leith and the Other Shareholders at such times as shares of common stock are sold under Rule 144 as long as the opinions submitted to the Seller's counsel are consistent with Rule 144.

IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their duly authorized representatives, this Escrow Agreement as of the date first above written.

                                        Michael Harris, P.A.

                                        By:
                                           -------------------------------------
                                           Michael D. Harris, President

                                      ESCROW AGENT:
                                                   -----------------------------
                                      WhOOdoo.com, Inc., a Delaware corporation

                                      By:
                                         ---------------------------------------
                                      President


                                      K2 Ventures, Inc., a Bermuda corporation

                                      By:
                                         ---------------------------------------


                                      ------------------------------------------
                                      Paulo Mylla

                                      ------------------------------------------
                                      Brian Leith

                                      ------------------------------------------
                                      Ernest Sittenfield

                                      ------------------------------------------
                                      Kevin Casey

                                      ------------------------------------------
                                      Sharon Snew

                                      ------------------------------------------
                                      Stephanie Pera

                                   SCHEDULE A

                                 ITEMIZED ASSETS

                  WhOOdoo.com, Inc CUSTOMERS TO BE TRANSFERED
--------------------------------------------------------------------------------
Nancy Todd, Inc.
Deangelis Diamond Construction
John Soave, Inc.
River Reach
Management Recruiters
Suntamers
Phoenix Associates
Hortifruit
Internal Medicine Association
Nmagazine
Grate Technologies
Nature Trade Center (Biogenetics)
Ocean Conversions
Padulo International
PBS
Southwest Florida College
Consel Florida Inc.
Vacations Consulting(Brazil Nuts)
Nicole Caramel
G. Brynjulson
Coastline Shutters
Southern Bay Homes
Stefan Hafner
26 North
Brainchild
BJ Haas/levane
Cobwebs and Chameleons
We Want Wisdom
Naples Airport Authority
Onboard Catering
Forum Design
Tyton Painting
NN First Baptist Church (Email accounts)
PRN
Smart Golf
Stahlman-EEngland/rain4u

Heavenly Cigar
Sunshine Mortgage.net
Forefront Accounts
collierpetcare.com
palmriverllc.com
reflectionssofnaples.com
kathypadgettgolf.com
fwddev.com
straightsmile.com
bethsoboutique.com
fwddev.com
billsmarinererpair.com

Software License Keys

Windows 2000 Server JY4W9-YBXBD-TPV7F-H83HC-7QMC
Windows 2000 Server Q6PB3-FYQ4G-VFMYF-V4Q6M-TKMKJ
Visio 2000 122-519-527167
Cold Fusion Server 4.0 CF40PNT-1061343615
Cold fusion Studio 4 CF40STU-1258415897
Microsoft Office 97 Professional 8145-2232667
Microsoft Proxy Server 810-1670752
Microsoft SQL Server 7.0 374-7926074
Microsoft Windows 98 KRP8T-B49XX-83JDB-89KRQ-9FYW8
Real Server version 5.0 234008
Real Server G2 51026
PC Anywhere 031-8052-016-4549
Macromedia Flash flw400-07761-17245-59830
Microsoft Windows NT Workstation 104692-001
Microsoft Backoffice Server 4.5 325-5620305
Microsoft Visual Studio 6.0 Professional Edition 874-8683476
                                                 814-8157151
Microsoft Visual Interdev 6.0 Professional Edition 874-4802716
                                                   325-6265351
Microsoft Windows NT Server 874-7460317
Microsoft Windows NT Server Enterprise Edition 325-6577021 Microsoft SQL Server 7.0 Enterprise Edition 874-5720322
Microsoft Office 2000 Professional RGMRQ-K1D3Y-FTG2M-QKCVR-J3T2J
                                   MCVCV-KR7DY-P9Q8P-WYDHX-WRDW9
Microsoft Office 2000 Small Business B2TKP-WT9WF-CVDP2-BGCXC-BBR3M Adobe Acrobat 4.0 KWW400R7260435-290
Adobe Indesign IPW100R7117762-896
Adobe Photoshop 5.0 PWW550R7156162-756
                    SDM401B13799829-477
                    PWW401R7121584-597

Adobe Photoshop 4.0 PWW401R7121584-597
Adobe Illustrator ABW800R7184018-248
Adobe Premiere 5.0 MBW500B7107938-480
Microsoft Front Page 2000 Q69JM-W48FH
Backup Exec 05-4527-0008-773999
            02-7220-0009-067402
            04-7217-003-030177
            03-7529-0000-037557
            03-7259-0000-037557
            02-7220-0009-067402
            04-7217-0003-030177

Symantec Version 4.0 07-26-00221
Symantec Version 4.0 07-26-00223
Microsoft Windows 2000 Professional G637X-HPG29-M9XT8-QCD3B-M6YCY
                                    VX42T-MDQV3-KKT63-QFHKX-4FKPT
                                    GM68H-26FH2-6M36M-X7VBG-PH34D
                                    TTGRV-KDMWR-WTFW9-TK47C-K3WV8
                                    MT6RX-BWYT3-VR84J-26VQD-RQKGJ
                                    HJRP2-KB4G2-HCRFM-D9923-KRRR3
                                    TYP6B-G2QKH-H73RH-J9TOJ-G2DR3
                                    H6G94-TWTY9-PT43M-8BKQR-QMHFY

Microsoft Front Page 2000 QHWVJ-24WV3-RYGB9-386MV-4TBRR
Microsoft Front Page 98 3123-0623897
                        3123-0128494
Web Trends Log Analyzer LASUB-090198
Microsoft Outlook 2000 BWD3C-WFT4H-WCY6Z-XHRQJ-8JBRB
Microsoft Backoffice Server 814-7185167
Microsoft Backoffice Small Business Server 814-8497034
Microsoft Site Server  814-83766972

                                 Software Assets
--------------------------------------------------------------------------------
Description                                Serial #

Adobe                                      ABW80OC71
Illustrator                                06961-806
Adobe                                      MBW500B71
Premiere                                   5.0 07938-480
Adobe                                      PWW401R7
Photoshop                                  4 121584-597
Adobe                                      PWW401R7
Photoshop                                  5 121584-597
1 HP Scanning                              C6297-
Software                                   15500
HP Scanjet                                 C5112-
Scanner                                    15501
HP Scanjet                                 C5112-
Scanner                                    15501
HP Surestore                               C4380-
CD Writer Plus                             12000
Easy Cd
Creator
Smart &                                    495148-00
Friendly
Pc Anywhere                                07-83-00157
Version 8.0
Meta Info News                             761lGl-74
Channel
Net Objects CM-W-
Fusion                                     10006~01
Corel                                      OVW32<288
Web Designer                               >25OWDSN
El1078
HP LaserJet
6P&6MP
HP LaserJet
6P&6MP
Adobe Type On                              039717874/9
Call                                       6
Macromedia                                 FLD200-
Flash 2                                    09365-
                                           37071-93686
Macromedia                                 FLD200-
Flash    2                                 02060-

                                           47071-83617
Macromedia                                 FLW300055           Listed item 22
Flash 3                                    69-57032-
                                           2503
Kurzweil Voice                             KURZ2520-
Pro                                        11011928
Smart Business                             42-63009-01
Card Reader
WebTrends                                  87585119
CorelDraw7                                 DR7-
                                           8264C58514
Seagate                                    #ST031001
Backup-Exec                                220-201
                                           #SBE-
                                           CWWD-
                                           001ST
Microsoft                                  KRP8T-
Windows 98                                 B49XX-
                                           83JDB-
                                           89KRQ-
                                           9FYW8
Microsoft                                  HP-PC

Windows 98                                 DWPRQ-
                                           XKGTY-
                                           RFKQF-
                                           BJCHM-
                                           K4BWD
Microsoft                                  8078-
FrontPage97                                3604645
Microsoft                                  3123-
FrontPage98                                0623897
Microsoft                                  3123-
FrontPage98                                0128494
Microsoft Office                           8145-
97 Professional                            2232667
edition with
Bookshelf
Basics
10 licenses
Microsoft                                  3256-
Publisher 98                               2678642
Microsoft LIBRARY
Visual                                     X03-86016
Studio6.0 LIBRARY

                                           X03-73112
                                           J++ 325-
                                           1604253
VISUAL
STUDIO
                                           814-8157151
Microsoft                                  X03-45849
Internet
Explorer
Microsoft                                  814-7185167
BackOffice
Server
1 license
10 client
license
Microsoft                                  8145-
Outlook                                    0703056
Microsoft                                  814-8497034
BackOffice
Small Business
Server
1 server license
2 client
licences
Microsoft                                  20097-OEM-
Windows NT                                 0024294-
Server                                     87919
Microsoft                                  815-3910726
Windows NT
Workstation
Microsoft Site                             814-8376972
Server
Microsoft Proxy                            810-1670752
Server
Microsoft                                  23097-0EM-
Bookshelf 96                               0024276
Microsoft                                  23097-
Bookshelf 96                               OEMO02427
                                           6-92526
Microsoft                                  23097-0EM-
Bookshelf 96                               0024276-
                                           58864
Microsoft Office                           25297-0EM-

Small Business                             00245555-
Version                                    76452
Microsoft Office                           25297-0EM-
Small Business                             0024564-
Version                                    02490
Microsoft Office                           25297-0EM-
Small Business                             0024555-
Version                                    77481
Intel                                      687439-001
NetportExpress
Print Server
Microsoft                                  25297-0EM-
Windows 95                                 0024555-
                                           39362
Microsoft                                  12697-0EM-
Windows 95                                 0022343-
                                           77777
Microsoft                                  26197-0EM-
Windows 95                                 00~4796
Microsoft                                  05197-0EM-
Windows 95                                 0020903-
                                           86476
Microsoft                                  25297-0EM-
Windows 95                                 0024555-
                                           32071
Microsoft                                  26197-0EM-
Windows 95                                 0024796-
                                           76665
Microsoft                                  26197-0EM-
Windows 95                                 0024796-
                                           76687
Microsoft                                  19996-0EM-
Windows 95                                  0013604-
                                           45959
Microsoft                                  05197-0EM-
Plus 1.0                                   0020937-
Money 5.0                                  57237
Encarta 97
3D Movie
maker
Bookshelf
Works
LaserJet                                   5021-0370
Internet

Publishing Kit
LaserJet                                   5021-0370
Internet
Publishing Kit
WillowwTalk
FileMaker                                  1-1014-
Pro4.0                                     0877-9606-
4362
Real Server 5.0                            5e6l0zc862
Real Server 5.0                            507930a5e3
                                           3154030064
                                           0702foo0790
                                           0021061054
                                           1af7767d559
                                           007702
Real Server 5.0                            6c610zf1d2f
Upgrade                                    0793db59f35
                                           7eO2001107
                                           0260007boo
                                           0020043014
                                           12c165f8590
                                           0740a
Real Server G2 P/N
Upgrade                                    23001008
Real Publisher                             51002
Real Publisher                             51002
Miro PPN CD-
VideoDC30                                  0007-3.0
Plus
TitleDeko PPN CD-
                                           0010-1.0A
Peach Tree                                 10604990
Complete
Accounting
QuickCam                                   1073-800-
                                           002
PowerChute                                 991-2000
Plus
US Robotics                                1.031.002-00
Software PV(!-
Library Sony 130/150
Vaio
QuickCad                                   110-5734014

MS Office SBE                       5      12011442ASS0112 12041651
MS Office Professional              7      12011442ASS0112 12041651
MS BackOffice CAL                   18
MS BackOffice Server                1
MS Visual Studio                    3      12011442ASS0112 12041651
MS Visual Interdev                  2      12011442ASS0112 12041651
Norton Solutions Suite              25     07-83-00331
Adobe Design Collection             2
Macromedia Flash                    1      FLW400-07761-17245-59830
Veritas BackupExec for NT           1
Single Server                              05-4527-0008-773999
Veritas BackupExec Exchange         1
Agent                                      02-7220-0009-067402
Veritas BackupExec Open File        1
Agent                                      03-7259-0000-037557
Veritas BackupExec SQL Agent        1      04-7217-0003-030177
Cheyenne FaxServe w/25 users        1      82600124
MS Office SBE Media Kit             1
MS Office Professional Media        1
Kit
MS BackOffice Server Media Kit      1
MS Visual Studio Kit                1
MS Visual Interdev Kit              1
Norton Solutions Media Kit          1
Windows 95                          5
Windows 98                          5      12038329AAS0201 12068530
Windows NT Workstation              10
WebTrends                           1      5000004-EGE-1990242
Microsoft Windows NT Server         2
4.0 License                                12044521BRS0201 12074873
Microsoft NT Enterprise Server      2
License                                    12044521BRS0201 12074873
Microsoft SQL Server                2
Enterprise Edition License                 12044521BRS0201 12074873
Microsoft Internet Connector        8      12044521BRS0201 12074873

Microsoft Windows NT Sever 4.0      1
Media
Microsoft NT Enterprise Server      1
Media
Microsoft SQL Server                1
Enterprise Edition Media
VISIO 2000 Standard CD PC           1
WebIMAP unlimited user
license, plus 12 months free
suppor & upgrades -                 1
US$485/NZ$914
MailSite Enterprise License         1      31535
Volume 42 - Everyday Living         1
(version 2)
Volume 74 - US Landmarks and        1
Travel 2
Volume 66 - technoculture and       1
Urban Life
Object Series 2 - Faces & Hands     1
Object Series 4 - Retro Relics      1
Object Series 43 - Medicine         1
and Technology
Web E-ssentials                     1

--------------------------------------------------------------------------------
       INTELLECTUAL PROPERTIES
--------------------------------------------------------------------------------
              Sites/Source Code/software for:
--------------------------------------------------------------------------------
                          whoodoo.com
                          Aqueous.com
                          Auction site
                          whoomail.com
--------------------------------------------------------------------------------
              Domain Names
--------------------------------------------------------------------------------
                          whoodoo.com
                          whoodoo.net
                          BGSSWF.net
                          ICSdev.net
                          whodo.com
                          whodo.net
                          Aqueous.com
--------------------------------------------------------------------------------
              Trademarks
--------------------------------------------------------------------------------
                          whoodoo.com logo
                          whoodoo.com name
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
B. OFFICE EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
  Item                                                         Number         Serial
-------------------------------------------------------------------------------------------------------------------
Copier Xerox                                                                74h24114799
Facsimile Panasonic KXF1150                                                 6larbo22987
-------------------------------------------------------------------------------------------------------------------
C. COMPUTER EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
  Item                                                         Number         Serial
-------------------------------------------------------------------------------------------------------------------
Dell Dimesion XPS 300MHz Pentium II MinTower base                2          BRV7C/BRV7Q/
withMMX Technology and 512K Cashe
-------------------------------------------------------------------------------------------------------------------
Microsoft PS2 Intellimouse, shipped with system                  2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
WIN 95 Spacesaver Quiet Key, 104 Key Keyboard,                   2          BRV7C/BRV7Q/
Factory Installed
-------------------------------------------------------------------------------------------------------------------
128MB, SDRAM, DIMM< ECC, Factory Installed                       2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
Altec ACS90 Speakers Shipped with system                         2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
Creative Labs AWE64 ISA Sound Card, Factory Installed            2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
12/24x EIDE CD ROM, Factory installed                            2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
Dell 1200HS, Model #D1226H, with 17.9"viewable Image             2          86385/86385-codtu
size, color monitor
-------------------------------------------------------------------------------------------------------------------
STB, Nitro, 4MB, Virge GX, SPS PCI, video board,                 2          BRV7C/BRV7Q/
factory installed
-------------------------------------------------------------------------------------------------------------------
3.5, 1.44MB floppy drive, factory installed                      2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
4.3GB EIDE ultra ATA hard drive, factory installed               2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
Iomega Zip drive for Windows 95 factory installed                2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
Windows '95 CD ROM factory installed                             2          BRV7C/BRV7Q/
-------------------------------------------------------------------------------------------------------------------
3 Com, 3C905-TX, Ethernet, network card, Windows 95              2          BRV7C/BRV7Q/
factory installed
-------------------------------------------------------------------------------------------------------------------
MS Office 97 small business edition, CD, factory                 2          BRV7C/BRV7Q/
installed US English
-------------------------------------------------------------------------------------------------------------------
MS Bookshelf 96 on CD, W95, NT4.0, US English,                   2          BRV7C/BRV7Q/
Factory installed
-------------------------------------------------------------------------------------------------------------------
Dell Dimesion XPS 300MHz Pentium II MinTower base                1          BRX1P
withMMX Technology and 512K Cashe
-------------------------------------------------------------------------------------------------------------------
Microsoft PS2 Intellimouse, shipped with system                  1          BRX1P
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
WIN 95 Spacesaver Quiet Key Keyboard, Factory                    1          BRX1P
Installed
-------------------------------------------------------------------------------------------------------------------
128 MB, SDRAM, DIMM< ECC, factory installed                      1          BRX1P
-------------------------------------------------------------------------------------------------------------------
Altec ACS90 Speakers Shipped with system                         1          BRX1P
-------------------------------------------------------------------------------------------------------------------
Creative Labs AWE64 ISA Sound Card, Factory Installed            1          BRX1P
-------------------------------------------------------------------------------------------------------------------
12/24x EIDE CD ROM, Factory installed                            1          BRX1P
-------------------------------------------------------------------------------------------------------------------
Ultrascan 1000TX, color monitor, Model #D1025HTX,                1          8055898
15.9" vis, factory installed, dimension
-------------------------------------------------------------------------------------------------------------------
STB, Nitro, 4MB, Virge GX, SPS PCI, video board,                 1          BRX1P
factory installed
-------------------------------------------------------------------------------------------------------------------
3.5, 1.44Floppy drive, factory installed                         1          BRX1P
-------------------------------------------------------------------------------------------------------------------
4.3 EIDE ultra ATA hard drive, factory installed                 1          BRX1P
-------------------------------------------------------------------------------------------------------------------
Iomega Zip drive for Windows 95 factory installed                1          BRX1P
-------------------------------------------------------------------------------------------------------------------
3 Com, 3C905-TX, Ethernet, network card, Windows 95              1          BRX1P
factory installed
-------------------------------------------------------------------------------------------------------------------
MS Office 97 Professional with Bookshelf Basics on CD            1          BRX1P
Factory installed, US., English
-------------------------------------------------------------------------------------------------------------------
Dell PowerEdge 2200 Base, 266 MHz Processor with 512K            2          CJB13/BQP51
cashe
-------------------------------------------------------------------------------------------------------------------
Logited System mouse, with disks not factory installed           2          CJB13/BQP51
-------------------------------------------------------------------------------------------------------------------
Performance 104 key keyboard for Windows 95 factory              2          CJB13/BQP51
installed
-------------------------------------------------------------------------------------------------------------------
Dell PowerEdge 4200, processor terminator card,                  2          CJB13/BQP51
factory installed
-------------------------------------------------------------------------------------------------------------------
8x SCSI CD-ROM drive, factory installed                          2          CJB13/BQP51
-------------------------------------------------------------------------------------------------------------------
Ultrascan 800 HS (13.7"vis) trinitron model #D825HT              5          8463233/7117166/8463235/8470139/8463225
with 13.7"viewable image size for Dell Optiplex,
factory installed
-------------------------------------------------------------------------------------------------------------------
9 GB SCSI Hard drive, factory installed                          2          CJB13/BQP51
-------------------------------------------------------------------------------------------------------------------
Hard drive configuration for Dell PowerEdge 2100                 2          CJB13/BQP51
factory installed
-------------------------------------------------------------------------------------------------------------------
1.4 MB floppy drive for Dell PowerEdge 2200 factory              2          CJB13/BQP51
installed
-------------------------------------------------------------------------------------------------------------------
12/24 GB tape backup, for Dell PowerEdge 2200 factory            2          CJB13/BQP51
installed
-------------------------------------------------------------------------------------------------------------------
ReadyWare installation Fee per system                            2          CJB13/BQP51
-------------------------------------------------------------------------------------------------------------------
Intel EtherExpress PRO 100/B PCI Ethernet Adapter                2          CJB13/BQP51
factory installed
-------------------------------------------------------------------------------------------------------------------
Microsoft NTS 4.0 on CD, 10 client access licenses               2          CJB13/BQP51
OEM packaging, US version non-factory installed
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
128 MB RAM (64MB free) upgrade, 1 DIMM, for Dell                 2          CJB13/BQP51
PowerEdge 2200 factory installed
-------------------------------------------------------------------------------------------------------------------
SMART-UPS 1000VA Net Bundle                                      2          CJB13/BQP51
-------------------------------------------------------------------------------------------------------------------
Superstack II Hub 100TX 12 POR                                   1          CJB13/BQP51
-------------------------------------------------------------------------------------------------------------------
Dell Dimesion 166 MHz Minitower Base with MMX                    3          BQSOC/BQRYS/BQR2
Technology, 512 Cashe and 2 MB video
-------------------------------------------------------------------------------------------------------------------
Microsoft PS2 Intellimouse, factory installed                    3          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
WIN 95 Spacesaver Quiet Key Keyboard, factory                    3          BQSOC/BQRYS/BQR2
installed
-------------------------------------------------------------------------------------------------------------------
64 MB RAM, 2 DIMMS, SDRAM, factory installed                     3          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
Vibra 16C Sound Card for Windows 95, factory installed           3          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
Altec ACS90 Speakers Shipped with system                         3          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
12/24 xEIDE CD ROM factory installed                             3          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
Ultrascan 800 HS (13.7"vis) trinitron model #D825HT              3          8463225
with 13.7"viewable image size for Dell Optiplex,
factory installed
-------------------------------------------------------------------------------------------------------------------
3.2 GB EIDE hard drive, factory installed                        3          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
Iomega, removable storage Zip EIDE, for Windows 95               3          BQSOC/BQRYS/BQR2
factory installed
-------------------------------------------------------------------------------------------------------------------
Windows '95 CD ROM factory installed                             3          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
3C905-TX ENET 10/100 Network dard factory installed              3          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
MS Office 97 small business edition, CD, factory                 3          BQSOC/BQRYS/BQR2
installed US English
-------------------------------------------------------------------------------------------------------------------
MS Bookshelf 96 on CD, W95, NT4.0, US English,                   3          BQSOC/BQRYS/BQR2
Factory installed
-------------------------------------------------------------------------------------------------------------------
IBM PAR PNTR CENT DB25 MALE/36                                   2          BQSOC/BQRYS/BQR2
-------------------------------------------------------------------------------------------------------------------
HP Deskjet 890CXI EXTL                                           1          US789120C9
-------------------------------------------------------------------------------------------------------------------
HP Scanjet 5P 24Bit CLR & 8 BIT                                  2          SG77H1123G/SG74M11OQ
-------------------------------------------------------------------------------------------------------------------
HP Jetdirect EX Hi-performance                                   1
-------------------------------------------------------------------------------------------------------------------
CD-R 2006/Plus 2X INT Recorder                                   1
-------------------------------------------------------------------------------------------------------------------
Digital Mavica still Camera                                      1
-------------------------------------------------------------------------------------------------------------------
Adaptec Fast SCSI-2 Bit PCI Adapter                              1
-------------------------------------------------------------------------------------------------------------------
Back-ups 400 from APC                                            4
-------------------------------------------------------------------------------------------------------------------
APC Back-ups 280 SBY 280VA/180W                                  4
-------------------------------------------------------------------------------------------------------------------
APC Personal Surge Protection (7outlet)                          4
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
APC Personal Surge Protection (7 Outlet+telephone)               1
-------------------------------------------------------------------------------------------------------------------
NET3T Network Surge Arrest (3 Outlet+Modem/fax) from             1
APC
-------------------------------------------------------------------------------------------------------------------
3" CAT5 patch cable                                             14
-------------------------------------------------------------------------------------------------------------------
14" CAT5 patch cable                                             3
-------------------------------------------------------------------------------------------------------------------
25" CAT5 patch cable                                             3
-------------------------------------------------------------------------------------------------------------------
3 Com Fast Ether Link XL/100Mbps PCI RJ 45 Network               4
adapter
-------------------------------------------------------------------------------------------------------------------
Netport Express PRO/100 FastEthernet 2 port ext multi            1
OS print servier by Intel
-------------------------------------------------------------------------------------------------------------------
Etherlink III Ethernet PCCCARD RJ45 NIC Type II PCMCIA           1
-------------------------------------------------------------------------------------------------------------------
19" 4 unit rack mount 9.3"x 12"                                  1
-------------------------------------------------------------------------------------------------------------------
Smart-ups 1000 from APC (6 outlet)                               1
-------------------------------------------------------------------------------------------------------------------
Microsoft Proxy server v2.O for Windows NT CD                    1
-------------------------------------------------------------------------------------------------------------------
Dell Power Vault 20XS 8-Drive Enclosure Base system              1          N009478u-13260
-------------------------------------------------------------------------------------------------------------------
Cable, PERC, 4 Meter for Dell PowerVault 200/201 S,              2          N009478u-13260
factory installed
-------------------------------------------------------------------------------------------------------------------
Deskside Tower Enclosure for Dell PowerVault 200S                1          N009478u-13260
factory installed
-------------------------------------------------------------------------------------------------------------------
Non-redundant power supply, Incl.,closeout panel to              1          N009478u-13260
occupy redundant pwr supply space for ell PV20XS
factory installed
-------------------------------------------------------------------------------------------------------------------
hard drive configuration, increasing order Dell                  1          N009478u-13260
PowerEdge SDS100 and PowerVAult 20XS factory installed
-------------------------------------------------------------------------------------------------------------------
18 GB Hard Drive, 10000RPM for Dell PowerVAult                   1          N009478u-13260
200S/201S, factory installed
-------------------------------------------------------------------------------------------------------------------
two Enclosure services expander modules for dell                 1          N009478u-13260
PowerVault 200S/201S factory installed
-------------------------------------------------------------------------------------------------------------------
4 x 18.2GB LVD SCSI Hard Drives, 10000RPM for Dell               1          N009478u-13260
PowerVAult 200S/201S, 1X 8 Back Plane, factory
installed
-------------------------------------------------------------------------------------------------------------------
No Operating System for Dell PowerEdge Servers                   1          N009478u-13260
-------------------------------------------------------------------------------------------------------------------
Documentation Kit, Hard Copy and on CD, English for              1          N009478u-13260
Dell PowerVault 200S/201S factory installed
-------------------------------------------------------------------------------------------------------------------
SelectCare, next business day on-site service                    1          N009478u-13260
contract, Initial year, Wang
-------------------------------------------------------------------------------------------------------------------
SelectCare, next business day on-site service                    1          N009478u-13260
contract, 2 year extended, Wang
-------------------------------------------------------------------------------------------------------------------
Dell P6500K GX1 p/T+ Base (100 MHz FSB), w/*MB Int               1          OCM8X
Video Memory, Int. Audio, Int, 10/100 WuOL
Networking, 512K Cashe
-------------------------------------------------------------------------------------------------------------------
MOD, RSR, 7 SLT, ACTIVE, MT, WOL                                 1          OCM8X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Module, 1 DIMM, 128 MB, ECC, SDRAM                               3          OCM8X
-------------------------------------------------------------------------------------------------------------------
MOD, CD, 680M, I, 17/40X, MT, MOLEX                              1          OCM8X
-------------------------------------------------------------------------------------------------------------------
Kit, Sofware, McAfee Virus Scan 4.02, F5, United                 1          OCM8X
States, Original Equipment Manufacturer
-------------------------------------------------------------------------------------------------------------------
CORD<PWR< 6FT, SJT                                               1          OCM8X
-------------------------------------------------------------------------------------------------------------------
MSE, PS2 6P, 2BTN/WHL, INTELLI, MS                               1          OCM8X
-------------------------------------------------------------------------------------------------------------------
Kit, Documentation/Compact Disk, Windows98, V0.8,                1          OCM8X
compact Disk, English
-------------------------------------------------------------------------------------------------------------------
Hard Drive 8.4GB, Medium Tower                                   1          OCM8X
-------------------------------------------------------------------------------------------------------------------
MOD,CRD, VID, 16M, NVDIA, PCI, STB                               1          OCM8X
-------------------------------------------------------------------------------------------------------------------
DIS, MSCN, CLR, 21, D, D1626HT, US                               1          OCM8X
-------------------------------------------------------------------------------------------------------------------
KIT, SPKR, MM, HRMNK                                             1          OCM8X
-------------------------------------------------------------------------------------------------------------------
Kit, Sofware, Workstations, STE99, JAVA, US, Original            1          OCM8X
equipment mfgr
-------------------------------------------------------------------------------------------------------------------
MOD, FD, 1.44, F3, NBZ, HTRP, NEC                                1          OCM8X
-------------------------------------------------------------------------------------------------------------------
KYBD, 104, 6P, US, W95, MECH, CMOS4                              1          OCM8X
-------------------------------------------------------------------------------------------------------------------
Select care, next business day on site service                   1          OCM8X
Initial year BSC
-------------------------------------------------------------------------------------------------------------------
Select care, next business day on site service 2 year            1          OCM8X
extended, BSC
-------------------------------------------------------------------------------------------------------------------
SVT#0CM8X/Refurbished                                                       OCM8X
-------------------------------------------------------------------------------------------------------------------
BASE, MT, W/O-SND, T500                                          1          OCM8X
-------------------------------------------------------------------------------------------------------------------
Module, Card, Video, 16MB, Accelerated Graphics Port,            1          OCM8X
Diamond
-------------------------------------------------------------------------------------------------------------------
Kit, software, McAfee Virus Scan 4.02, F5 US,                    1          OCM8X
original equip. mfgr
-------------------------------------------------------------------------------------------------------------------
128MB, SDRAM Memory, Factory installed                           1          OCM8X
-------------------------------------------------------------------------------------------------------------------
Module, Modem V80, Internal PC Interface, Coyuote,               1          OCM8X
Asia, Latin, America, North America
-------------------------------------------------------------------------------------------------------------------
CORD, PWR< 6FT, SJT                                              1          OCM8X
-------------------------------------------------------------------------------------------------------------------
MSE, PS2, 6P, 2BTN/WHL, INTELLI, MS                              1          OCM8X
-------------------------------------------------------------------------------------------------------------------
KYBD, 104, 6P, US, NMB, RD, CMOS3                                1
-------------------------------------------------------------------------------------------------------------------
Kit, Documentation/Compact Disk, Windows98, V0.8,                1          OCM8X
compact Disk, English
-------------------------------------------------------------------------------------------------------------------
Module, Card, Audio, Soundblaster                                1          OCM8X
-------------------------------------------------------------------------------------------------------------------
MOD, DVD, 4.7GB, I, F5, TOS, NSND                                1          OCM8X
-------------------------------------------------------------------------------------------------------------------
Module, Floppy Drive, 1.44M, F3, No Bezel, China                 1          OCM8X
-------------------------------------------------------------------------------------------------------------------
DIS, MSCN, CLR, 21, D, D1626HT, US                               1          OCM8X
-------------------------------------------------------------------------------------------------------------------
KIT, SPKR, MM, HRMNK                                             1          OCM8X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Module, Compact Disk Drive, Compact Disk Rewritable,             1          OCM8X
Dual
-------------------------------------------------------------------------------------------------------------------
Module, Hard Drive, 13.6GB, Klinger                              1          OCM8X
-------------------------------------------------------------------------------------------------------------------
PCI DBD Decoder Card for DVD ROM, factory install                1          OCM8X
-------------------------------------------------------------------------------------------------------------------
SelecCare, Initial year, next business day on site               1          OCM8X
service contract, BSC
-------------------------------------------------------------------------------------------------------------------
SelectCare, 2 years extended, next business day on               1          OCM8X
site service contract, BSC
-------------------------------------------------------------------------------------------------------------------
SVT #0FW3J/Refurbished                                                      9686
-------------------------------------------------------------------------------------------------------------------
Dell PowerEdge 2300 Base.Pill. 450MHz Processor with             1          9686
512K Cache
-------------------------------------------------------------------------------------------------------------------
Logitec System Mouse w/ Driver Disks, Factory Install            1          9686
-------------------------------------------------------------------------------------------------------------------
Uninterruptable Power Supply, 700V, Stand Alone,                 1          9686
Adapter Factory Install
-------------------------------------------------------------------------------------------------------------------
Keyboard, Factory Install                                        1          9686
-------------------------------------------------------------------------------------------------------------------
2X3 Passive Backplane for Dell PowerEdge 2300,                   1          9686
Factory Install
-------------------------------------------------------------------------------------------------------------------
512MB DRAM, 1 X 512MB DIMM, Factory Install                      1          9686
-------------------------------------------------------------------------------------------------------------------
Dell PowerEdge 1300/2300/4300/4350, 450 MHz/512K, P3,            1          9686
Second Processor, Factory Install
-------------------------------------------------------------------------------------------------------------------
14/32X SCSI CD-ROM, for Dell PowerEdge 2300, Black,              1          9686
Factory Install
-------------------------------------------------------------------------------------------------------------------
Monitor Option-None                                              1          9686
-------------------------------------------------------------------------------------------------------------------
RAID 0 Hard Drive Config, for Dell PowerEdge 2300,               1          9686
Factory Install
-------------------------------------------------------------------------------------------------------------------
1.44MB Floppy Drive for Dell PowerEdge 2300, Factory             1          9686
Install
-------------------------------------------------------------------------------------------------------------------
20/40GB DLT4000 Tape Backup for Dell PowerEdge 2300,             1          9686
Black, Factory Install
-------------------------------------------------------------------------------------------------------------------
9.1GB LVD SCSI Hard Drive for Dell PowerEdge 2300,               5          9686
Server, Factory Install
-------------------------------------------------------------------------------------------------------------------
PERC2 Four Channel RAID Card, 32MB Cache, One Channel            1          9686
to the Backplane, for Dell PowerEdge 2300, Factory
Install
-------------------------------------------------------------------------------------------------------------------
READYWARE INSTALLATION FEE                                       1          9686
-------------------------------------------------------------------------------------------------------------------
No Operating System, Contains Utility Partition                  1          9686
-------------------------------------------------------------------------------------------------------------------
Intel Pro 100 Plus Ethernet Network Card, Factory                1          9686
Install
-------------------------------------------------------------------------------------------------------------------
*SelectCare, Next Business Day On-Site Service,                  1          9686
Initial Year, Wang
-------------------------------------------------------------------------------------------------------------------
*SelectCare, Next Business Day On-Site Service, 2                1          9686
Year Extended, Wang
-------------------------------------------------------------------------------------------------------------------
Power Supply, 460W,5.OV,PV2XXS                                   1          9686
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Customer Kit, Documentation, Airborne                            1          9686
-------------------------------------------------------------------------------------------------------------------
Fast EtherLink XL10/100TX PCI Cat 5 UTP NIC 3C905B-TX            1          9686
-------------------------------------------------------------------------------------------------------------------
12/24GB DDS-3 Seagate Tape Back Up, Customer Install             1          9686
-------------------------------------------------------------------------------------------------------------------
12/24GB DDS-3 DAT Tape Cartridge, Formatted,                     1          9686
Quantity=5, Customer Install
-------------------------------------------------------------------------------------------------------------------
PERC2 Four Channel RAID Card, 128MB Cache, No Cables             1          9686
Included for Dell PowerEdge 2300/4300/6300, Customer
Install
-------------------------------------------------------------------------------------------------------------------
CPQ Proliant 1850/500 128MB EA                                   1          327627002
-------------------------------------------------------------------------------------------------------------------
CPQ Proliant 128MB SDRAM DIMM EA                                 1          327627002
-------------------------------------------------------------------------------------------------------------------
CPQ 256MB REGISTERED SDRAM DIM EA                                1          327627002
-------------------------------------------------------------------------------------------------------------------
CPQ 9.1GB PLUG W/ULTRA2 SCSI 1 EA                                2          327627002
-------------------------------------------------------------------------------------------------------------------
CPQ NETELLIGENT 10/100 TX PCI EA                                 1          327627002
-------------------------------------------------------------------------------------------------------------------
CPQ 12/24GB DDS3 DAT OPAL EA                                     1          327627002
-------------------------------------------------------------------------------------------------------------------
CPQ 7/600 PROCESSOR OPTION KIT EA                                1          327627002
-------------------------------------------------------------------------------------------------------------------
APC SMART UPS 1400 NET EA                                        1          327627002
-------------------------------------------------------------------------------------------------------------------
MS W2000 SRVR 5 CAL EA                                           1          327627002
-------------------------------------------------------------------------------------------------------------------
Compaq/15" LDC Rack Mount Monitor                                1          327627002
-------------------------------------------------------------------------------------------------------------------
HP 6355 Celeron 330MHz, 128K RAM, 15" monitor, mount             1          6355d7306
and keyboard
-------------------------------------------------------------------------------------------------------------------
Sony VAIO Intel 300MHz, 128K RAM, 15" Monitor and                1          2629392
keyboard
-------------------------------------------------------------------------------------------------------------------
CPQ Proliant 300/600 128MB EA                                    1          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
CPQ Proliant 128MB SDRAM DIMM EA                                 1          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
CPQ 256MB REGISTERED SDRAM DIM EA                                1          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
CPQ 9.1GB PLUG W/ULTRA2 SCSI 1 EA                                4          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
CPQ NETELLIGENT 10/100 TX PCI EA                                 1          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
CPQ 12/24GB DDS3 DAT OPAL EA                                     1          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
CPQ 7/600 PROCESSOR OPTION KIT EA                                2          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
APC SMART UPS 1400 NET EA                                        1          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
MS W2000 SRVR 5 CAL EA                                           1          d006ddl1k027
-------------------------------------------------------------------------------------------------------------------
HP Scanjet 4100c                                                 1          MY87M531SG
-------------------------------------------------------------------------------------------------------------------
HP Deskjet 697                                                   1          c4562c
-------------------------------------------------------------------------------------------------------------------
HP Laserjet 6P                                                   2          uscc009060/uscc009044
-------------------------------------------------------------------------------------------------------------------
Dell 21"Monitor                                                  2          55347ao34P19/53347BO63W19
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Dell 19"Monitor                                                  2          86385/coh48
-------------------------------------------------------------------------------------------------------------------
Dell Dimension XPT 500                                           1          OFw3j
-------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE B

                             ENUMERATED LIABILITIES

Aged Payables Listing                            As of May 23, 2000

Vendor List                                           Amount
-----------                                        -------------
ADT Security System                                $       98.42

Cheffy Passidomo Wilson & Co.                      $      600.00

CSC The US Corporation                             $      185.00

Durocher Dixson Werba, LLC                         $    1,754.90

Michael Baybak                                     $    3,500.00

Nanologic                                          $    6,000.00

Naples Printing                                    $      379.48

Olde Monmouth Stock Transfer                       $      265.00

Pitney Bowes                                       $      312.75

Total Bank                                         $    1,399.85

WGUF                                               $    1,939.96
                                                   -------------
Total Aged Payable Listing                         $   16,435.36
                                                   =============

--------------------------------------------------------------------------------------------------------
Name of                         Type of                      Amount of
Supplier                        Service                      Settlement        Status
--------------------------------------------------------------------------------------------------------
Data Sales                      Computer Hardware Lease      $ 20,000.00       Release Received

Compaq Financial                Computer Software Lease      $  3,500.00

The Impact Group                Co-Location                  $  4,417.00       Release Received

Tell Commercial  Development    Office Space Rental          $  1,962.00       Release Received

Sprint                          Data Line                    $    750.00

Accuweather                     Content                      $  4,304.00       Waiting for confirmation.

Michael D. Harris, P.A.         Legal                        $ 12,000.00

Sweeney & Gates                 Accounting                   $ 10,000.00

Ernest Sittenfeld               Promissory Note              $ 10,000.00

Pitney Bowes                    PhotoCopier                  $  2,400.00
--------------------------------------------------------------------------------------------------------
                                                             $(69,333.00)
                                                            =============

Aged Receivables               As of Fax received May 23, 2000

Customer                                  Amount
--------                               ------------
Biogenetics                            $     275.00

BJ Haas Inc                            $   1,250.00

Consel Inc. of Florida                 $      20.00

Coastline Shutter Corporation          $     240.00

First Baptist Church                   $     (66.00)

Martha J. Dodd                         $     250.00

Padulo International                   $     150.00

Smart Golf                             $     355.00

Stefan Hafner                          $     500.00
                                       ------------
Total Aged Receivables                 $   2,974.00
                                       ============

                                   SCHEDULE C

Reissue To:                    Number of Shares in Seller:

K2 Ventures, Inc.                      11,235,700
Paulo Mylla                               171,900
Brian Leith                                50,600
Ernest Sittenfield                          4,000
Kevin Casey                                 2,000
Sharon Snew                                   600
Stephanie Pera                                200
-------------------------------------------------
Total Shares                           11,465,000

                                   SCHEDULE D

Aged Receivables             As of Fax received May 23, 2000

Customer                                  Amount
--------                               ------------
Biogenetics                            $     275.00

BJ Haas Inc                            $   1,250.00

Consel Inc. of Florida                 $      20.00

Coastline Shutter Corporation          $     240.00

First Baptist Church                   $     (66.00)

Martha J. Dodd                         $     250.00

Padulo International                   $     150.00

Smart Golf                             $     355.00

Stefan Hafner                          $     500.00
                                       ------------
Total Aged Receivables                 $   2,974.00
                                       ============